UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 28, 2017

Date of Earliest Event Reported: December 22, 2017

MID-CON ENERGY PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2431 E. 61st Street, Suite 850
Tulsa, Oklahoma

(Address of principal executive offices)

74136

(Zip code)

(918) 743-7575

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement

Divestiture of Certain Oil and Gas Properties

As previously disclosed, Mid-Con Energy Partners, LP, a Delaware limited partnership (the “Partnership”), through a wholly owned subsidiary, entered into a Purchase and Sale Agreement, dated November 8, 2017 (the “Purchase Agreement”), for the sale of certain oil and gas properties located in Carter and Love Counties, Oklahoma to Exponent Energy III LLC (“Exponent”) (the “Divestiture”).  On December 22, 2017, the Partnership and Exponent entered into an amendment to the Purchase Agreement (the “Amendment”) that provided for an adjusted purchase price of approximately $22 million and amended the effective date from October 1, 2017, to December 22, 2017.  Pursuant to the Amendment, the closing of the Divestiture occurred on December 22, 2017.

The description of the Amendment set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Amendment itself, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Credit Agreement Amendment

On December 22, 2017, in connection with the Divestiture, the Partnership and its lenders entered into Amendment No. 11 to that certain Credit Agreement, dated as of December 20, 2011, among Mid-Con Properties, LLC, as borrower, Wells Fargo Bank, National Association, as administrative agent and collateral agent, and the lenders party thereto (the “Credit Agreement Amendment”).

Among other changes, the Credit Agreement Amendment decreased the conforming borrowing base of the Partnership’s senior secured revolving credit facility to $115 million and provided a waiver of the Partnership’s previously disclosed noncompliance with the leverage ratio calculation under the Credit Agreement Amendment through January 31, 2018.

The description of the Credit Agreement Amendment contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 2.01Completion of Acquisition or Disposition of Assets

The information regarding the Divestiture set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.01.

Item 7.01Regulation FD Disclosure

On December 28, 2017, the Partnership issued a press release. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

The information disclosed in this Item 7.01, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01Financial Statements and Exhibits

(b)	Pro forma financial information

Unaudited pro forma condensed consolidated financial statements for the nine months ended September 30, 2017 and the year ended December 31, 2016 reflecting the Divestiture are attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment to Purchase Agreement, dated December 22, 2017.
10.2

Amendment No. 11 to Credit Agreement, dated as of December 22, 2017, among Mid-Con Energy Properties, LLC, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent and the lenders party thereto.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements
99.2	Press release dated December 28, 2017.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-CON ENERGY PARTNERS, LP
By: Mid-Con Energy GP, LLC,
its general partner

Date: December 28, 2017	By:	/s/Charles L. McLawhorn, III
Charles L. McLawhorn, III
Vice President, General Counsel and Secretary